UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 2004
                               ------------------


                             JACK IN THE BOX INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-9390                   95-2698708
------------------------------ --------------------- ---------------------------
(State or other jurisdiction      (Commission File      (I.R.S. Employer
      of incorporation)               Number)            Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                               92123
------------------------------------------- ---------------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (858) 571-2121
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Las Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. Entry into a Material Definitive Agreement.
           -------------------------------------------

              When granting stock options pursuant to its shareholder-approved 2004 Stock Incentive Plan (filed as Exhibit 10.16 to the Jack in the Box Inc. Quarterly Report on Form 10-Q for the period ended July 4, 2004,) Jack in the Box Inc. utilizes the form of Stock Option Award Agreement attached hereto as Exhibit 10.0.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------
           The following exhibit is filed as part of this report.

           EXHIBIT 10.0. The Jack in the Box Inc. Stock Option Award Agreement Under the 2004 Stock Incentive Plan



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                                                                      SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                            JACK IN THE BOX INC.


                                                       By:      JOHN F. HOFFNER
                                                      -------------------------
John F. Hoffner
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)


Date:  September 10, 2004







                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION OF EXHIBIT
10.0     The Jack in the Box Inc. Stock Option Agreement
         Under the 2004 Stock Incentive Plan





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